UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2025

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	VMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                                                                                                  Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2025, as further described in Item 5.07 below, the shareholders of Vulcan Materials Company (the “Company”) approved the Company’s 2025 Omnibus Long-Term Incentive Plan (the “Plan”) at the Company’s annual meeting of shareholders (the “Annual Meeting”). The Plan previously had been approved, subject to shareholder approval, by the Company’s Board of Directors.

A summary of the material terms of the Plan is set forth in “Proposal Two – Approval of 2025 Omnibus Long-Term Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 24, 2025 (the “Proxy Statement”). That summary and the foregoing description of the Plan are qualified in their entirety by reference to the text of the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 9, 2025, the Company held the Annual Meeting.  There were 132,101,184 shares of common stock eligible to be voted at the Annual Meeting, and 120,320,196 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting.  The following matters, which are described in more detail in the Proxy Statement, were approved by the Company’s shareholders at the Annual Meeting.  The final voting results are presented below.

Proposal 1: Election of Directors

Each of the individuals named below was elected to a three-year term expiring in 2028:

Director	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Lydia H. Kennard	112,144,644	1,650,560	58,692	6,466,300
Kathleen L. Quirk	111,333,807	2,461,981	58,108	6,466,300
David P. Steiner	99,860,603	13,925,277	68,016	6,466,300
Lee J. Styslinger, III	107,952,757	5,847,289	53,850	6,466,300

Proposal 2: Approval of 2025 Omnibus Long-Term Incentive Plan

The Plan was approved with the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
110,015,449	3,749,958	88,489	6,466,300

Proposal 3: Advisory Vote on Compensation of the Company’s Named Executive Officers (Say on Pay)

The advisory vote on the compensation of the Company’s named executive officers was approved with the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
109,024,421	4,715,929	113,546	6,466,300

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 was ratified with the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
115,706,734	4,563,321	50,141	N/A

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Vulcan Materials Company 2025 Omnibus Long-Term Stock Incentive Plan, incorporated herein by reference to Exhibit 99.1 to the Registration Statement on Form S-8 (File No. 333-287131) filed on May 9, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VULCAN MATERIALS COMPANY

Date: May 12, 2025	By:	/s/ Denson N. Franklin III
	Name:	Denson N. Franklin III
	Title:	Senior Vice President, General Counsel and Secretary